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Report of Independent Accountants on Applying Agreed-Upon Procedures

Aspire Sponsor, LLC (the “Aspire Sponsor”) Aspire Depositor, LLC (the “Depositor”) One Belvedere Place, Suite 330, Mill Valley, California 94941	21 April 2026

Re:	Aspire Mortgage Trust 2026-2 (the “Issuing Entity”) Mortgage Pass-Through Certificates, Series 2026-2 (the “Certificates”) Sample Mortgage Loan Agreed‑Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Aspire Sponsor, Depositor, CCS Structured Credit Investments Fund LP (the “Retaining Sponsor”), Morgan Stanley & Co. LLC, Barclays Capital Inc. and Mizuho Securities USA LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuing Entity’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Aspire Sponsor, on behalf of the Depositor, provided us with:
a.
An electronic data file labeled “SPIRE 2026-2 Tape (EY, 04.06.26).xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Aspire Sponsor, on behalf of the Depositor, indicated contains information as of 1 April 2026 (the “Cut‑off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) which are expected to be representative of the Mortgage Loans,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	Promissory note (the “Note”),
ii.	Credit report (the “Credit Report”),
iii.	Loan application and occupancy affidavit (collectively and as applicable, the “Application”),
iv.	Underwriting summary and/or conditional underwriting approval (collectively and as applicable, the “Underwriting Summary”),
v.	Appraisal report (the “Appraisal”) and
vi.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement”)
that the Aspire Sponsor, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Subject Matter, Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Aspire Sponsor, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Aspire Sponsor, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

21 April 2026

Attachment A

Procedures performed and our associated findings

1.
As instructed by the Aspire Sponsor, on behalf of the Depositor, we randomly selected a sample of 211 Preliminary Mortgage Loans from the Preliminary Data File (the “Sample Mortgage Loans”).  For the purpose of this procedure, the Aspire Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Mortgage Loans or the methodology they instructed us to use to select the Sample Mortgage Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 211 Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 211.

2.
For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Aspire Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by the Aspire Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Loan number	Loan Number	Note

Original principal balance	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date	First Payment Date of Loan	Note

Maturity date	Maturity Date	Note

Original term to maturity	Original Term to Maturity	(a) Note or (b) Note and recalculation

Property state	State	Note

Property zip code	Postal Code	Note

Prepayment charge term	Prepayment Penalty Total Term	(a) Note or (b) Note and recalculation

Interest only term	Original Interest Only Term	(a) Note or (b) Note and recalculation

Index description	Index Type	Note

Gross margin	Gross Margin	Note

Initial fixed rate period	Initial Fixed Rate Period	(a) Note or (b) Note and recalculation

Subsequent interest rate reset period	Subsequent Interest Rate Reset Period	Note

Initial interest rate cap change up	Initial Interest Rate Cap Change Up	(a) Note or (b) Note and recalculation

Initial interest rate cap change down	Initial Interest Rate Cap Change Down	Note and recalculation

Subsequent interest rate change up	Subsequent Interest Rate Change Up	Note

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Subsequent interest rate change down	Subsequent Interest Rate Change Down	Note

Maximum interest rate	Lifetime Maximum Rate Ceiling	Note

Minimum interest rate	Lifetime Minimum Rate Floor	Note

Occupancy status	Occupancy	Application or Underwriting Summary

Sale price (if applicable)	Sales Price	Settlement Statement

Property type	Property Type	Appraisal

Loan purpose	Loan Purpose	Application, Credit Report, Settlement Statement, Underwriting Summary or recalculation

Appraisal value	Original Appraised Property Value	Appraisal

Junior lien balance	Junior Mortgage Balance	Underwriting Summary, Application or Settlement Statement

Original loan-to-value ratio	Original LTV	Recalculation

Combined loan-to-value ratio	Original CLTV	Recalculation

Exhibit 1 to Attachment A

Notes:

i.	The loan number Sample Characteristic is for identification purposes only.

ii.
For the purpose of comparing the original term to maturity Sample Characteristic for any Sample Mortgage Loan that does not have the original term to maturity specifically stated in the Note, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the sum of:

(a)	The difference in months between the maturity date and first payment date, both as shown in the Note, and
(b)	1.

iii.
For the purpose of comparing the prepayment charge term Sample Characteristic for any Sample Mortgage Loan that does not have the prepayment charge term specifically stated in the Note, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the sum of:

(a)	The difference in months between the prepayment premium end date and first payment date, both as shown in the Note, and
(b)	1.

iv.
For the purpose of comparing the interest only term Sample Characteristic for any Sample Mortgage Loan that does not have the interest only term specifically stated in the Note, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the sum of:

(a)	The difference in months between the interest only end date and first payment date, both as shown in the Note, and
(b)	1.

v.	The Aspire Sponsor, on behalf of the Depositor, instructed us not to perform any procedures with respect to the:
(a)	Index description,
(b)	Gross margin,
(c)	Initial fixed rate period,
(d)	Subsequent interest rate reset period,
(e)	Initial interest rate cap change up,
(f)	Initial interest rate cap change down,
(g)	Subsequent interest rate change up,
(h)	Subsequent interest rate change down,
(i)	Maximum interest rate and
(j)	Minimum interest rate
Sample Characteristics for any Sample Mortgage Loan with a gross margin value of “0.000(%)” or <blank>, as shown on the Preliminary Data File.

Exhibit 1 to Attachment A

vi.
For the purpose of comparing the initial fixed rate period Sample Characteristic for any Sample Mortgage Loan with a gross margin value greater than “0.000(%),” as shown in the Note (each, an “ARM Sample Mortgage Loan”), that does not have the initial fixed rate period specifically stated in the Note, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the sum of:

(a)	The difference in months between the first rate change date and first payment date, both as shown in the Note, and
(b)	1.

vii.
For the purpose of comparing the initial interest rate cap change up Sample Characteristic for any ARM Sample Mortgage Loan that does not have the initial interest rate cap change up specifically stated in the Note, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the difference between the:

(a)	Initial rate adjustment maximum interest rate and
(b)	Original interest rate,
both as shown in the Note.

viii.
For the purpose of comparing the initial interest rate cap change down Sample Characteristic for any ARM Sample Mortgage Loan that does not have the initial interest rate cap change down specifically stated in the Note, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the maximum of:

(a)	The difference between the:
(1)	Original interest rate and
(2)	Initial rate adjustment minimum interest rate,
both as shown in the Note, and
(b)	0.000(%).

ix.
For the purpose of comparing the minimum interest rate Sample Characteristic for any ARM Sample Mortgage Loan that does not have the minimum interest rate specifically stated in the Note, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the gross margin, as shown in the Note, as the minimum interest rate.

x.
For the purpose of comparing any Sample Characteristic listing the Application as a Source Document for any Sample Mortgage Loan for which the Aspire Sponsor, on behalf of the Depositor, provided more than one Application, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the most recent Application as the Source Document.

xi.
For the purpose of comparing the occupancy status Sample Characteristic, the Aspire Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic.  We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the occupancy status Sample Characteristic.

Exhibit 1 to Attachment A

xii.
For the purpose of comparing any Sample Characteristic listing the Settlement Statement as a Source Document for any Sample Mortgage Loan for which the Aspire Sponsor, on behalf of the Depositor, provided more than one Settlement Statement, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the most recent Settlement Statement as the Source Document.

xiii.
For the purpose of comparing any Sample Characteristic listing the Appraisal as a Source Document for any Sample Mortgage Loan for which the Aspire Sponsor, on behalf of the Depositor, provided more than one Appraisal, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document.

xiv.
For the purpose of comparing the loan purpose Sample Characteristic for any Sample Mortgage Loan with a loan purpose of “First Time Home Purchase” or “Other‑than‑first‑time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Sample Mortgage Loan”), the Aspire Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic.  We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the loan purpose Sample Characteristic for any Purchase Sample Mortgage Loan.

For any remaining Sample Mortgage Loan (each, a “Refinanced Sample Mortgage Loan”), the Aspire Sponsor, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between the:
(a)	Original principal balance, as shown in the Note, and
(b)	Sum of the:
(1)	Unpaid principal balance of any previous mortgage loan that is being refinanced, as shown in the Settlement Statement, and
(2)	Total closing costs relating to the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement.

For any Refinanced Sample Mortgage Loan (except for Sample Mortgage Loan Numbers 44, 82, 95, 134, 145, 160, 188 and 197), the Aspire Sponsor, on behalf of the Depositor, instructed us to note agreement with a loan purpose of:
(a)
“Refinance – Cash Out” (except for Sample Mortgage Loan Number 84) if the Amount to Borrower is greater than the lesser of (i) $2,000 and (ii) 1% of the original principal balance, as shown in the Note,

(b)	“Limited Cash – Out” for Sample Mortgage Loan Numbers 2, 55, 96, 103, 124, 144, 177, 182 and 194 or
(c)	“Refinance – Rate Term” for each remaining Refinanced Sample Mortgage Loan.

For the purpose of comparing the loan purpose Sample Characteristic for Sample Mortgage Loan Numbers 44, 82, 95, 134, 145, 160, 188 and 197, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the Underwriting Summary as the Source Document.

xv.	For the purpose of comparing the junior lien balance Sample Characteristic, the Aspire Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File

Exhibit 1 to Attachment A

agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic.  We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the junior lien balance Sample Characteristic.

xvi.	The Aspire Sponsor, on behalf of the Depositor, instructed us to use:
(a)	For any Purchase Sample Mortgage Loan, the lesser of the (1) appraisal value, as shown in the Appraisal, and (2) sale price, as shown in the Settlement Statement,
(b)	For any Refinanced Sample Mortgage Loan (except for Sample Mortgage Loan Number 131), the appraisal value, as shown in the Appraisal or
(c)	For Sample Mortgage Loan Number 131, the prior sale price, as shown in the Appraisal, as the “Value for LTV.”

xvii.
For the purpose of comparing the original loan-to-value ratio Sample Characteristic, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the quotient (rounded to the fourth decimal place (X.XXXX)) of the:

(a)	Original principal balance, as shown in the Note, divided by
(b)	Value for LTV.

xviii.
For the purpose of comparing the combined loan-to-value ratio Sample Characteristic, the Aspire Sponsor, on behalf of the Depositor, instructed us to use the quotient (rounded to the fourth decimal place (X.XXXX)) of the:

(a)	Sum of the original principal balance, as shown in the Note, and junior lien balance, as shown in the applicable Source Document(s), divided by
(b)	Value for LTV.

xix.
For the purpose of comparing the original loan-to-value ratio and combined loan-to-value ratio Sample Characteristics, the Aspire Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- 0.0001 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Aspire Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A
Sample Characteristic Differences
Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

28	Property type	Single Family Detached (non-PUD)	PUD

37	Property type	Single Family Detached (non-PUD)	1 Family Attached

58	Appraisal value	$2,811,000.00	$2,800,000.00
	Original loan-to-value ratio	0.6912	0.6939
	Combined loan-to-value ratio	0.6912	0.6939

64	Property type	Condo, Low Rise (4 or fewer stories)	Condo, High Rise (5+ stories)

82	Loan purpose	Refinance - Rate Term	Limited Cash - Out

110	Occupancy status	Owner-occupied	Second home

111	Property type	Single Family Detached (non-PUD)	1 Family Attached

114	Property type	Single Family Detached (non-PUD)	1 Family Attached

131	Appraisal value	$356,000.00	$351,000.00

146	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

148	Property type	Condo, Low Rise (4 or fewer stories)	Condo, High Rise (5+ stories)